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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 17, 2006

             SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
     STRATS(SM) TRUST FOR WAL-MART STORES, INC. SECURITIES, SERIES 2005-4
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            (Exact Name of Registrant as Specified in Its Charter)

                                   333-111858-16
         Delaware                    001-32648                52-2316339
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(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)            Identification No.)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                          28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704) 383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The STRATS(SM) TRUST FOR WAL-MART STORES, INC. SECURITIES, SERIES 2005-4, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2005-4 in respect of the Trust dated as of October 17, 2005.

Item 8.01. OTHER EVENTS

On April 17, 2006 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period except that, during such period the depositor surrendered 72,000 certificates held by it having an aggregate stated amount equal to $1,800,000 to the Trust in exchange for a distribution of underlying securities having a principal balance equal to $1,800,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement. After giving effect to the above exchange of certificates, $23,200,000 aggregate principal amount of underlying securities are held by the Trust, and 928,000 Certificates representing $23,200,000 aggregate certificate principal balance are outstanding.

Wal-Mart Stores, Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Wal-Mart Stores, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-06991. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Wal-Mart Stores, Inc. may be accessed on this site. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2005-4 for April 15, 2006 Scheduled Distribution Date.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.

                                    By: /s/ Jimmy Whang
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                                    Name:   Jimmy Whang
                                    Title:  Director



Date: April 17, 2006

                                 EXHIBIT INDEX


Exhibit Number       Description
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     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2005-4 for April 15, 2006 Scheduled Distribution Date.